                                                                     Exhibit 3.3

                    TERRITORY OF THE BRITISH VIRGIN ISLANDS

                   THE INTERNATIONAL BUSINESS COMPANIES ACT
                                   (CAP.291)

                         CERTIFICATE OF INCORPORATION               (SECTION 11)


NO. 103705

The Registrar of Companies of the British Virgin Islands HEREBY CERTIFIES pursuant to the International Business Companies Act, (Cap.291) that

          SALIX PHARMACEUTICALS, LTD.

is incorporated in the British Virgin Islands as an International Business Company, and that the former name of the said company was

          SALIX HOLDINGS, LTD.

which name has been changed 3rd day of March, 1998 to

          SALIX PHARMACEUTICALS, LTD.

          [SEAL]
                                              Given under my hand and seal at
                                              Road Town in the Island of Tortola

                                              /s/ [unreadable signature]
CRTI014A                                      REGISTRAR OF COMPANIES

 INTERNATIONAL BUSINESS COMPANIES ORDINANCE,                   FILED
 ------------------------------------------                 MAR 03 1998
               CAP291                                  Registry of Companies
               ------                                  British Virgin Islands
               SECTION 16(2)


                            NOTICE OF AMENDMENT OF
                    MEMORANDUM AND ARTICLES OF ASSOCIATION

TO:  REGISTRAR OF COMPANIES

RE:  SALIX HOLDINGS, LTD.
     IBC NO 103705

________________________________________________________________________________

We, HWR SERVICES LIMITED of Craigmuir Chambers, Road Town, Tortola, British Virgin Islands, Registered Agent of the above Company, hereby certify that the document annexed hereto is a true extract of the Minutes of a Meeting of the Board of Directors passed on 10th December, 1997 changing the name of the Company and amending the Memorandum and Articles of Association accordingly.

Dated this 3rd day of March, 1998



       /s/ [unreadable signature]
-----------------------------------------
HWR SERVICES LIMITED
Registered Agent


________________________________________________________________________________
For official use only

                SALIX HOLDINGS, LTD.                           FILED
                --------------------                        MAR 03 1998
                   (the "Company")                      Registry of Companies
        (An International Business Company)             British Virgin Islands


TRUE EXTRACT OF THE MINUTES OF A MEETING OF THE BOARD OF DIRECTORS OF THE COMPANY PASSED ON 10TH DECEMBER, 1997

AMENDMENT TO MEMORANDUM AND ARTICLES OF ASSOCIATION
---------------------------------------------------

RESOLVED that subject to the approval of the Registrar of Companies of the British Virgin Islands, the name of the Company be changed to SALIX PHARMACEUTICALS, LTD. and that the Memorandum and Articles of Association of the Company be amended accordingly.


Dated this 3rd day of March, 1998


       /s/ [unreadable signature]
--------------------------------------------
HWR SERVICES LIMITED
Registered Agent